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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2003

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5. Other Events and Regulation FD Disclosure.

        On May 16, 2003, Midway Games Inc. ("Midway") completed a private placement of $35.0 million of its Series C Convertible Preferred Stock and warrants to purchase Midway common stock. Midway used the proceeds of the private placement of $35.0 million to redeem the $13,125,000 of its outstanding Series B Preferred Stock and to pay the expenses of the transaction and expects to use the balance for the creation and development of videogames, and for working capital to finance inventory and receivables. A copy of the press release further describing this transaction is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibits	Description
3.1	Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Midway Games Inc. dated May 16, 2003.
4.1	Form of Warrants to purchase common stock of Midway Games Inc. issued to certain investors.
4.2	Second Amended and Restated Rights Agreement dated as of May 16, 2003 between Midway Games Inc. and The Bank of New York, as Rights Agent.
4.3	Amendment and Waiver dated as of May 16, 2003 among Midway Games Inc., Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro. (See Exhibit 10.4 below)
10.1	Securities Purchase Agreement dated as of May 16, 2003 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.
10.2	Registration Rights Agreement dated as of May 16, 2003 by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.
10.3
First Amendment to Credit Agreement dated as of May 16, 2003 among Midway Games Inc., the financial institution parties thereto, and Bank of America, NA, as letter of credit issuing bank and agent to the Banks named therein.
10.4	Amendment and Waiver dated as of May 16, 2003 among Midway Games Inc., Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro.
99.1	Press Release of Midway Games Inc. dated May 19, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
May 19, 2003	By:	/s/ DEBORAH K. FULTON Deborah K. Fulton Senior Vice President, Secretary and General Counsel

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Exhibit Index

Exhibits	Description
3.1	Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Midway Games Inc. dated May 16, 2003.
4.1	Form of Warrants to purchase common stock of Midway Games Inc. issued to certain investors.
4.2	Second Amended and Restated Rights Agreement dated as of May 16, 2003 between Midway Games Inc. and The Bank of New York, as Rights Agent.
4.3	Amendment and Waiver dated as of May 16, 2003 among Midway Games Inc., Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro. (See Exhibit 10.4 below)
10.1	Securities Purchase Agreement dated as of May 16, 2003 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.
10.2	Registration Rights Agreement dated as of May 16, 2003 by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.
10.3
First Amendment to Credit Agreement dated as of May 16, 2003 among Midway Games Inc., the financial institution parties thereto, and Bank of America, NA, as letter of credit issuing bank and agent to the Banks named therein.
10.4	Amendment and Waiver dated as of May 16, 2003 among Midway Games Inc., Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro.
99.1	Press Release of Midway Games Inc. dated May 19, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index